UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2014

Johnson Outdoors Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16255	39-1536083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Main Street, Racine, Wisconsin 53403
(Address of principal executive offices, including zip code)

(262) 631-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Johnson Outdoors Inc. (the "Company") was held on February 26, 2014.  The matters voted on at the Annual Meeting were as follows:

1.           Election of Directors:

The following individuals were elected to the Board of Directors for terms that expire at the next annual meeting of shareholders.

Name	Votes For	Votes Withheld	Broker Non-Votes
Class A Directors:
Terry E. London	7,694,773	199,442	337,938
John M. Fahey, Jr.	7,693,351	200,864	337,938
Class B Directors:
Helen P. Johnson-Leipold	1,211,034	0	0
Thomas F. Pyle, Jr.	1,211,034	0	0
W. Lee McCollum	1,211,034	0	0
Edward F. Lang	1,211,034	0	0

Nominations were made by the Board of Directors and no other nominations were made by any shareholder.  All of the nominees were members of the Board of Directors at the date of the Annual Meeting.

2.           Ratification of the Appointment of Independent Registered Public Accountants for the Company for the Fiscal Year Ending October 3, 2014:

The shareholders voted to ratify the appointment of McGladrey LLP by the Audit Committee of the Company’s Board of Directors as the Company's independent registered public accounting firm for the fiscal year ending October 3, 2014.

Votes For (1)	Votes Against (1)	Abstentions (1)	Broker Non-Votes (1)
20,335,723	3,542	3,228	0
________________________

(1) Votes cast for or against and abstentions with respect to this proposal reflect that holders of Class B shares are entitled to 10 votes per share when voting together with holders of Class A shares.

3.           Advisory (non-binding) vote on executive compensation:

The shareholders approved the non-binding advisory proposal on executive compensation as disclosed in the proxy statement for the Annual Meeting of Shareholders.

Votes For (1)	Votes Against (1)	Abstentions (1)	Broker Non-Votes (1)
19,857,978	130,917	15,660	337,938
________________________

(1) Votes cast for or against and abstentions with respect to this proposal reflect that holders of Class B shares are entitled to 10 votes per share when voting together with holders of Class A shares.

4.           Proposal to ratify and approve the Johnson Outdoors Inc. Worldwide Key Executives’ Discretionary Bonus Plan:

The shareholders voted to ratify and approve the Johnson Outdoors Inc. Worldwide Key Executives’ Discretionary Bonus Plan as disclosed in the proxy statement for the Annual Meeting of Shareholders.

Votes For (1)	Votes Against (1)	Abstentions (1)	Broker Non-Votes (1)
19,889,498	103,829	11,228	337,938
________________________

(1) Votes cast for or against and abstentions with respect to this proposal reflect that holders of Class B shares are entitled to 10 votes per share when voting together with holders of Class A shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON OUTDOORS INC.
Date:  February 28, 2014
BY /s/ David W. Johnson
      David W. Johnson, Vice President and Chief
Financial Officer